Exhibit 99.1

PRESS RELEASE

The Cigna Group to Sell Medicare Businesses and CareAllies

to Health Care Service Corporation (HCSC)

Transaction Expected to be Accretive to Adjusted EPS1 in 2025

The Cigna Group Reaffirms 2024 Outlook and Long-Term Adjusted EPS1 Growth Target of 10-13%

Bloomfield, Conn., Jan. 31, 2024 – Global health company The Cigna Group (NYSE: CI) today announced that it has entered into a definitive agreement whereby Health Care Service Corporation (HCSC) will acquire The Cigna Group’s Medicare Advantage, Cigna Supplemental Benefits, Medicare Part D and CareAllies businesses, for a total transaction value of approximately $3.7 billion. As part of the transaction, The Cigna Group and HCSC have agreed to enter into a four-year services agreement under which Evernorth Health Services, a subsidiary of The Cigna Group, will continue to provide pharmacy benefit services to the Medicare businesses, effective on closing of the transaction.

The transaction is expected to close in the first quarter of 2025, subject to receipt of applicable regulatory approvals and other customary closing conditions. There is no financing condition.

“The agreement will enable The Cigna Group to drive meaningful value for all our stakeholders, providing an enhanced ability to accelerate investment and growth in our services platform, while further deepening our commitment to our existing health benefits platform. In tandem, the transaction will position our Medicare businesses and CareAllies for additional growth as they continue to serve the needs of their customers as part of HCSC,” said David M. Cordani, Chairman and Chief Executive Officer of The Cigna Group. “This decision is aligned with our highly disciplined approach to managing our portfolio and allocating resources toward growth opportunities in our Evernorth Health Services and Cigna Healthcare portfolios. While we continue to believe the overall Medicare space is an attractive segment of the healthcare market, our Medicare businesses require sustained investment, focus, and dedicated resources disproportionate to their size within The Cigna Group’s portfolio. We continue to see significant, meaningful growth opportunities for government services, including Medicare, in our Evernorth Health Services portfolio of businesses.”

The transaction is expected to be accretive to The Cigna Group’s adjusted earnings per share1 in 2025. The Cigna Group today also reaffirmed its 2024 outlook targeting consolidated adjusted income from operations on a per share basis1 of at least $28 for full-year 2024, and its long-term annual adjusted earnings per share1 growth target of 10 to 13 percent, while maintaining an attractive dividend, and will provide updated guidance with its fourth quarter earnings release on February 2, 2024. Following the completion of the sale, The Cigna Group will strategically use proceeds from the transaction in alignment with its capital deployment priorities, with the majority of the proceeds allocated to share repurchases.

“HCSC is building on its commitment to lead and expand access to quality affordable care for people in all phases of their lives,” said Maurice Smith, HCSC’s CEO, President and Vice Chair. “This acquisition supplements our growth strategy in the large and growing Medicare marketplace and will bring many opportunities to HCSC and its members – including a wider range of product offerings, robust clinical programs, and a larger geographic

PRESS RELEASE

reach. We look forward to offering our proven member and provider engagement model to even more people, and we are excited to welcome Cigna’s Medicare and CareAllies teams with their demonstrated talent and expertise.”

Advisors

Centerview Partners LLC is acting as financial advisor to The Cigna Group. Morgan Stanley & Co. LLC provided additional financial advice. Wachtell, Lipton, Rosen & Katz is serving as corporate legal counsel, and Rule Garza Howley LLP, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., and Sidley Austin LLP are serving as regulatory counsel.

Notes

1. Adjusted income (loss) from operations is a principal financial measure of profitability used by The Cigna Group’s management because it presents the underlying results of operations of The Cigna Group’s businesses and permits analysis of trends in underlying revenue, expenses and shareholders’ net income. Adjusted income from operations is defined as shareholders’ net income (or income before income taxes less pre-tax income (loss) attributable to noncontrolling interests for the segment metric) excluding net realized investment results, amortization of acquired intangible assets and special items. The Cigna Group’s share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting are also excluded. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. Adjusted income (loss) from operations is measured on an after- tax basis for consolidated results and on a pre-tax basis for segment results. Consolidated adjusted income (loss) from operations is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income. See Exhibit 1 for a reconciliation of consolidated adjusted income from operations to shareholders’ net income.

Management is not able to provide a reconciliation of adjusted income from operations to shareholders’ net income (loss) or adjusted revenues to total revenues on a forward-looking basis because it is unable to predict, without unreasonable effort, certain components thereof including (i) future net realized investment results (from equity method investments with respect to adjusted revenues) and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond The Cigna Group’s control. As such, any associated estimate and its impact on shareholders’ net income could vary materially.

Cautionary Note Regarding Forward-Looking Information

This press release, and oral statements made in connection with this release, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on The Cigna Group’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning our targeted adjusted income from operations outlook for 2024 on a per share basis; statements concerning The Cigna Group’s long-term annual adjusted income from operations, per share, growth target; statements regarding The Cigna Group’s capital deployment priorities and share repurchase plans; statements relating to the impact of the sale of The Cigna Group’s Medicare Advantage, Cigna Supplemental Benefits, Medicare Part D and CareAllies businesses, including, without limitation, the ultimate transaction value, the projected impact of the transaction on The Cigna Group’s adjusted income from operations, per share (or earnings per share), the expected closing date for the transaction,

PRESS RELEASE

the expected use of proceeds and the projected impact of the transaction on the parties; and other statements regarding The Cigna Group’s future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “project,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: the ability to obtain the regulatory approvals necessary for the transaction, on the anticipated timing or at all; the ability to satisfy the closing conditions for the transaction, on the anticipated timing or at all; changes in the anticipated timing for closing the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; effects on the business as a result of uncertainty surrounding the proposed transaction; diversion of management time from ongoing business operations due to the transaction; the risk of any unexpected costs or expenses resulting from the transaction; the risk of litigation and/or regulatory actions related to the transaction; our ability to achieve our strategic and operational initiatives; our ability to adapt to changes in an evolving and rapidly changing industry; our ability to compete effectively, differentiate our products and services from those of our competitors and maintain or increase market share; price competition, inflation and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with physicians, hospitals, other health service providers and with producers and consultants; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing or industry pricing benchmarks; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations, including currency exchange rates; risks related to strategic transactions and realization of the expected benefits of such transactions, as well as integration or separation difficulties or underperformance relative to expectations; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; uncertainties surrounding participation in government-sponsored programs such as Medicare; the outcome of litigation, regulatory audits and investigations; compliance with applicable privacy, security and data laws, regulations and standards; potential failure of our prevention, detection and control systems; unfavorable economic and market conditions, the risk of a recession or other economic downturn and resulting impact on employment metrics, stock market or changes in interest rates and risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.thecignagroup.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. The Cigna Group undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

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PRESS RELEASE

INVESTOR RELATIONS CONTACT:

Ralph Giacobbe

860-787-7968

Ralph.Giacobbe@TheCignaGroup.com

MEDIA CONTACT:

Justine Sessions

860-810-6523

Justine.Sessions@Evernorth.com